Exhibit 10.1

REAFFIRMATION AGREEMENT

REAFFIRMATION AGREEMENT (this “Agreement”), dated as of October 5, 2012, among Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.), a Delaware corporation (“Holdings”), Caesars Entertainment Operating Company, Inc. (formerly known as Harrah’s Operating Company, Inc.), a Delaware corporation (the “Borrower”), each other subsidiary of the Borrower identified on the signature pages hereto (each, a “Subsidiary Party” and the Subsidiary Parties, Holdings and the Borrower, the “Reaffirming Parties”) and Bank of America, N.A., as administrative agent and collateral agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

WHEREAS, Holdings, the Borrower, the Incremental Lenders (as defined therein) party thereto and the Administrative Agent have entered into the Incremental Assumption Agreement dated as of August 24, 2012 (the “Incremental Assumption Agreement”) pursuant to the Second Amended and Restated Credit Agreement dated as of March 1, 2012 (the “Credit Agreement”), among Holdings, the Borrower, the lenders party thereto from time to time and the agents party thereto;

WHEREAS, each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Credit Agreement);

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Incremental Assumption Agreement becoming effective and the consummation of the transactions contemplated thereby (including (x) the establishment of additional Term B-6 Loans and Extended Maturity Revolving Facility Commitments pursuant to Section 2(a) of the Incremental Assumption Agreement on the date hereof and (y) the establishment of additional Term B-6 Loans and Extended Maturity Revolving Facility Commitments, in each case, pursuant to Section 2.21 of the Credit Agreement after the date hereof in connection with transactions involving the repayment and or termination of at least a like principal amount of Original Maturity Term B Loans and Original Maturity Revolving Facility Commitments (such transactions in this clause (y), the “Additional Conversions”)); and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Incremental Assumption Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation/Amendment

Section 1.01 Reaffirmation. (a) Each of the Reaffirming Parties (i) hereby consents to the Incremental Assumption Agreement and the transactions contemplated thereby (including any Additional Conversions), (ii) hereby confirms its guarantees (in the case of Holdings) and its pledges, grants of security interests and other agreements (in the case of all Reaffirming Parties), as applicable, under each of the Security Documents to which it is party and (iii) agrees that notwithstanding the effectiveness of the Incremental Assumption Agreement and the consummation of the transactions contemplated thereby (including any Additional Conversions), such guarantees, pledges, grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Credit Agreement. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings and the Borrower with Section 5.10 of the Credit Agreement, hereby reaffirms its obligations under each similar provision of each Security Document to which it is party and further agrees that notwithstanding the effectiveness of the Incremental Assumption Agreement and the consummation of the transactions contemplated thereby (including any Additional Conversions), such obligations shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Credit Agreement.

(b) Each of the Reaffirming Parties party to each of the Security Documents securing the Obligations of the Borrower hereby confirms and agrees that the Term B-6 Loans and the Revolving Facility Loans under the Extended Maturity Revolving Facility Commitments (including those implemented pursuant to any Additional Conversions) constitute Loan Document Obligations (as defined in the Collateral Agreement).

Section 1.02 Confirmation. On and after the effectiveness of the Incremental Assumption Agreement (and any agreement implementing an Additional Conversion), the parties confirm and acknowledge that (i) each reference in each Security Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall be a reference to the Credit Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any Security Document by reference to the terms defined in the “Credit Agreement” shall reference the defined terms in the Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.

ARTICLE II

Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

Section 2.01 Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.

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Section 2.02 Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

Section 2.03 Security Documents. The representations and warranties of such Reaffirming Party contained in each Security Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct as of such earlier date).

ARTICLE III

Miscellaneous

Section 3.01 Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the Credit Agreement, provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Credit Agreement.

Section 3.02 Security Document. This Agreement is a Security Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Section 3.03 Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

Section 3.04 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

Section 3.05 Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.

Section 3.06 Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 3.07 Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

Section 3.08 Gaming Laws. Each party hereto agrees as set forth in Sections 7.19, 7.20, 7.21 and 7.24 of the Collateral Agreement as if such sections were set forth in full herein.

Section 3.09 No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Incremental Assumption Agreement shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or any Security Documents or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, the Security Documents or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Incremental Assumption Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, the Borrower or any Subsidiary Party under any Security Document from any of its obligations and liabilities as “Holdings”, the “Borrower”, a “Subsidiary Loan Party”, a “Pledgor” or a “Guarantor” under the Credit Agreement or the Security Documents.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Caesars Entertainment Corporation

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

Caesars Entertainment Operating Company, Inc.

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

3535 LV Corp.
Atlantic City Country Club 1 LLC
B I Gaming Corporation
Bally’s Operator, Inc.
Bally’s Tunica, Inc.
Benco, Inc.
BL Development Corp.
Boardwalk Regency Corporation
Caesars Entertainment Akwesasne Consulting Corp.
Caesars Entertainment Canada Holding, Inc.
Caesars Entertainment Finance Corp.
Caesars Entertainment Golf, Inc.
Caesars Entertainment Retail, Inc.
Caesars Palace Realty Corp.
Caesars United Kingdom, Inc.
Caesars World Marketing Corporation
Caesars World Merchandising, Inc.
California Clearing Corporation
Casino Computer Programming, Inc.
CEI-Sullivan County Development Company
Consolidated Supplies, Services and Systems
Desert Palace, Inc.
FHR Corporation
Flamingo-Laughlin, Inc.
GNOC, Corp.
Grand Casinos, Inc.
Grand Media Buying, Inc.
Harrah South Shore Corporation
Harrah’s Reno Holding Company, Inc.
Harveys BR Management Company, Inc.
Harveys C.C. Management Company, Inc.
Harveys Iowa Management Company, Inc.
Harveys Tahoe Management Company, Inc.
HBR Realty Company, Inc.
HCR Services Company, Inc.
Las Vegas Resort Development, Inc.
LVH Corporation
Martial Development Corp.
Ocean Showboat, Inc.
Parball Corporation
PHW Manager, LLC

By:	/s/ ERIC HESSION
Name:	Eric Hession
Title:	President and/or Treasurer

[Signature Page to Reaffirmation Agreement]

Players Bluegrass Downs, Inc.
Players Development, Inc.
Players Resources, Inc.
Players Services, Inc.
Reno Projects, Inc.
Rio Development Company, Inc.
Roman Entertainment Corporation of Indiana
Roman Holding Corporation of Indiana
Tele/Info, Inc.
Tunica Roadhouse Corporation

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and/or Treasurer

[Signature Page to Reaffirmation Agreement]

Harrah’s Iowa Arena Management, LLC
Bally’s Midwest Casino, Inc.
Bally’s Park Place, Inc.
Caesars Marketing Services Corporation
Caesars New Jersey, Inc.
Caesars Palace Corporation
Caesars Palace Sports Promotions, Inc.
Caesars Trex, Inc.
Caesars World, Inc.
East Beach Development Corporation
GCA Acquisition Subsidiary, Inc.
Harrah’s Alabama Corporation
Harrah’s Arizona Corporation
Harrah’s Illinois Corporation
Harrah’s Interactive Investment Company
Harrah’s International Holding Company, Inc.
Harrah’s Investments, Inc.
Harrah’s Kansas Casino Corporation
Harrah’s Management Company
Harrah’s Maryland Heights Operating Company
Harrah’s New Orleans Management Company
Harrah’s Pittsburgh Management Company
Harrah’s Southwest Michigan Casino Corporation
Harrah’s Travel, Inc.
Harrah’s Tunica Corporation
Harrah’s Vicksburg Corporation
HEI Holding Company One, Inc.
HEI Holding Company Two, Inc.
Robinson Property Group Corp.
Showboat Atlantic City Operating Company, LLC
Southern Illinois Riverboat/Casino Cruises, Inc.
Trigger Real Estate Corporation

By:	/s/ MICHAEL COHEN
Name:	Michael Cohen
Title:	Secretary

[Signature Page to Reaffirmation Agreement]

190 Flamingo, LLC
AJP Parent, LLC
Caesars Entertainment Development, LLC
Caesars License Company, LLC
Chester Facility Holding Company, LLC
Corner Investment Company, LLC
DCH Exchange, LLC
DCH Lender, LLC
Harrah’s Bossier City Management Company, LLC, a Nevada Limited Liability Company
Harrah’s Chester Downs Investment Company, LLC
Harrah’s Chester Downs Management Company, LLC
Harrah’s MH Project, LLC
Harrah’s North Kansas City LLC
Harrah’s Operating Company Memphis, LLC
Harrah’s Shreveport Investment Company, LLC
Harrah’s Shreveport Management Company, LLC
Harrah’s Shreveport/Bossier City Holding Company, LLC
Harrah’s Sumner Investment Company, LLC
Harrah’s Sumner Management Company, LLC
Harrah’s West Warwick Gaming Company, LLC
H-BAY, LLC
HCAL, LLC
HHLV Management Company, LLC
Hole In The Wall, LLC
Horseshoe Gaming Holding, LLC
JCC Holding Company II LLC
Koval Holdings Company, LLC
Nevada Marketing, LLC
Players International, LLC
Reno Crossroads LLC
Roman Empire Development, LLC
TRB Flamingo, LLC
Winnick Parent, LLC

By:	Caesars Entertainment Operating Company, Inc. its Sole Member or Manager

By:	/s/ ERIC HESSION
Name:	Eric Hession
Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Las Vegas Golf Management, LLC

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Manager

[Signature Page to Reaffirmation Agreement]

AJP Holdings, LLC

By:	AJP Parent, LLC its Sole Member

By:	Caesars Entertainment Operating Company, Inc. its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Durante Holdings, LLC

By:	AJP Holdings, LLC
its Sole Member

By:	AJP Parent, LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Biloxi Hammond, LLC
Biloxi Village Walk Development, LLC
Village Walk Construction, LLC

By:	Grand Casinos of Biloxi, LLC
its Sole Member

By:	Grand Casinos, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Treasurer

[Signature Page to Reaffirmation Agreement]

Harrah’s Maryland Heights LLC

By:	Harrah’s Maryland Heights Operating Company
its Managing Member

By:	/s/ MICHAEL COHEN
	Name:	Michael Cohen
	Title:	Secretary

[Signature Page to Reaffirmation Agreement]

Harrah’s Shreveport/Bossier City Investment Company, LLC

By:	Harrah’s Shreveport/Bossier City Holding Company, LLC
its Managing Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Winnick Holdings, LLC

By:	Winnick Parent, LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Bally’s Olympia Limited Partnership

By:	Bally’s Operator, Inc.
its General Partner

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Treasurer

[Signature Page to Reaffirmation Agreement]

Caesars Riverboat Casino, LLC

By:	Roman Holding Corporation of Indiana
its Managing Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Treasurer And as Agent of Caesars Riverboat Casino, LLC

[Signature Page to Reaffirmation Agreement]

Horseshoe GP, LLC
Horseshoe Hammond, LLC

By:	Horseshoe Gaming Holding, LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Harrah’s Bossier City Investment Company, L.L.C.

By:	Harrah’s Shreveport/Bossier City Investment Company, LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Horseshoe Shreveport L.L.C.

By:	Horseshoe Gaming Holding, LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Jazz Casino Company, L.L.C.
JCC Fulton Development, L.L.C.

By:	JCC Holding Company II LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Players Riverboat II, LLC

By:	Players Riverboat Management, LLC its Member

	By:	Players Holding, LLC
its Sole Member

	By:	Players International, LLC
its Sole Member

	By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

By:	Players Riverboat, LLC its Member

	By:	Players Holding, LLC
its Sole Member

	By:	Players International, LLC
its Sole Member

	By:	Caesars Entertainment Operating Company, Inc. its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Horseshoe Entertainment

By:	New Gaming Capital Partnership, a Nevada Limited Partnership
its General Partner

By:	Horseshoe GP, LLC
its General Partner

By:	Horseshoe Gaming Holding, LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Grand Casinos of Biloxi, LLC
Grand Casinos of Mississippi, LLC - Gulfport

By:	Grand Casinos, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Treasurer

[Signature Page to Reaffirmation Agreement]

Caesars India Sponsor Company, LLC

By:	California Clearing Corporation
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Treasurer

[Signature Page to Reaffirmation Agreement]

Koval Investment Company, LLC

By:	Koval Holdings Company, LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Players Holding, LLC

By:	Players International, LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Players LC, LLC
Players Maryland Heights Nevada, LLC
Players Riverboat Management, LLC
Players Riverboat, LLC

By:	Players Holding, LLC
its Sole Member

By:	Players International, LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

New Gaming Capital Partnership,
a Nevada Limited Partnership

By:	Horseshoe GP, LLC
its General Partner

By:	Horseshoe Gaming Holding, LLC
its Sole Member

By:	Caesars Entertainment Operating Company, Inc.
its Sole Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

Harrah’s NC Casino Company, LLC

By:	Caesars Entertainment Operating Company, Inc. its Managing Member

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	Senior Vice President and Treasurer

[Signature Page to Reaffirmation Agreement]

HTM Holding, Inc.
Showboat Atlantic City Mezz 1, LLC
Showboat Atlantic City Mezz 2, LLC
Showboat Atlantic City Mezz 3, LLC
Showboat Atlantic City Mezz 4, LLC
Showboat Atlantic City Mezz 5, LLC
Showboat Atlantic City Mezz 6, LLC
Showboat Atlantic City Mezz 7, LLC
Showboat Atlantic City Mezz 8, LLC
Showboat Atlantic City Mezz 9, LLC
Showboat Atlantic City Propco, LLC
Showboat Holding, Inc.
Tahoe Garage Propco, LLC

By:	/s/ ERIC HESSION
	Name:	Eric Hession
	Title:	President & Treasurer

[Signature Page to Reaffirmation Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/S/ DANIEL KELLY
	Name:	Daniel Kelly
	Title:	Managing Director

[Signature Page to Reaffirmation Agreement]